Potential Business Combination	9 Months Ended
Sep. 30, 2020
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Potential Business Combination
15. Potential Business Combination
In September 2020, the Company formally announced the commencement of an offer to purchase all of the issued and outstanding common shares of Bonterra for consideration consisting of two common shares of Obsidian Energy for each Bonterra common share. This resulted in recording certain transaction related costs during the third quarter of 2020.